UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	August 27, 2012

PEABODY ENERGY CORPORATION
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	1-16463	13-4004153
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

701 Market Street, St. Louis, Missouri		63101-1826
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(314) 342-3400

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 3, 2012, Peabody Energy Corporation (the "Company") announced the retirement of Richard A. Navarre from his position as President - Americas of the Company. Mr. Navarre's retirement from the Company was effective on June 30, 2012. On July 3, 2012, the Company and Mr. Navarre entered into a Separation and General Release Agreement in connection with Mr. Navarre’s retirement, pursuant to which Mr. Navarre agreed, among other things, to consult with the Company on an as-needed basis through August 29, 2012 in connection with the transition of his duties. A Current Report on Form 8-K relating to the retirement was filed with the Securities and Exchange Commission on July 6, 2012.

On August 27, 2012, the Company and Mr. Navarre entered into a consulting agreement pursuant to which Mr. Navarre will act as a consultant to the Company from August 30, 2012 through December 31, 2012, solely with respect to matters arising out of or relating to Mr. Navarre’s previous employment with the Company. Mr. Navarre will be paid $30,000 on each of September 30, October 31, November 30 and December 31, 2012. In exchange, he has agreed to perform consulting services for up to six days per calendar month. If Mr. Navarre is required to perform such services for more than six days in any given calendar month, the Company will pay him an additional $4,000 per day for each such day of services performed. Reasonable out-of-pocket expenses related to such services will be reimbursed by the Company if the Company’s written approval is obtained in advance. The foregoing description is only a summary of certain provisions of the consulting agreement and is qualified in its entirety by reference to the consulting agreement, which is filed as Exhibit 10.1 hereto and incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit 10.1 - Consulting Agreement dated August 27, 2012 between Peabody Energy Corporation and Richard A. Navarre.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PEABODY ENERGY CORPORATION

August 30, 2012	By:	Kenneth L. Wagner

Name: Kenneth L. Wagner
Title: Vice President, Assistant General Counsel and Assistant Secretary

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Exhibit Index

Exhibit No.	Description

10.1	Consulting Agreement dated August 27, 2012 between Peabody Energy Corporation and Richard A. Navarre.